FIRST AMENDMENT TO CREDIT AGREEMENT

     FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 27, 1995 (the "First Amendment"), to the Credit Agreement dated as of September 29, 1995 (the "Credit Agreement"), among Champion Enter-prises, Inc. (the "Company"), Comerica Bank and The First National Bank of Chicago (the "Banks"), and Comerica Bank as agent for the Banks (in such capacity, the "Agent").

                                WITNESSETH:

     WHEREAS, the Company, the Banks and the Agent are parties to the Credit Agreement; and

     WHEREAS, the Company wishes to amend the Credit Agreement to clarify the limitation on liens provided in Section 7.7 and to permit certain guarantees by the Company or any Subsidiary of certain indebtedness as provided in Section 7.3; and

     WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth below;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:

                 ARTICLE I -- DEFINITIONS AND AMENDMENTS

     1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

     1.2 Amendment to Section 7.7. Section 7.7 of the Credit Agreement is amended by deleting the term "Consolidated Net Tangible Assets" where it appears in the fifth line and inserting in its place the term "Consolidated Tangible Net Worth."

     1.3 Amendment to Section 7.3. Section 7.3 of the Credit Agree-ment is amended by (i) deleting the word "and" in the seventeenth line thereof, and (ii) adding the words ", and (vi) guarantees by Company or any Subsidiary of obligations of Company or any Subsidiary permitted by Section 7.4 hereof." after the word "hereto" at the end of said Section.

                ARTICLE II -- REPRESENTATIONS AND WARRANTIES;
                              EFFECTIVE DATE

     2.1 Representations; No Default. On and as of the date hereof and after giving effect to this First Amendment, the Company hereby (a) confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case the Company confirms, reaffirms and restates such representations and warranties for such early date, provided that the references to the Credit Agreement therein shall be deemed to be to the Credit Agreement as amended by this First Amendment, and (b) represents that no Event of Default has occurred and is continuing.

     2.2 Effective Date. This First Amendment shall become effective on the first date upon which the Agent shall have received counterparts of this First Amendment executed by the Company, the Guarantors, the Banks and the Agent.

                 ARTICLE III - MISCELLANEOUS

     3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit
Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

     3.2 Counterparts. This First Amendment may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their proper and duly authorized officers or other agents as of the date first above written.

CHAMPION ENTERPRISES, INC.

By:  A. Jacqueline Dout
Its: Executive VP and CFO

COMERICA BANK, as Agent and as
a Bank

By:   Robert M. Porterfield
Its:  Vice President

THE FIRST NATIONAL BANK OF CHICAGO

By:  Susan L. Comstock
Its: Vice President

                    CONSENT AND AGREEMENT

     As of the day and year first above written, each of the under-signed hereby:

     (a)  fully consents to the terms and provisions of the First
Amendment and the consummation of the transactions contemplated thereby;

     (b) agrees that the Guaranty Agreement dated as of September 29, 1995 (the "Guaranty") in favor of the Banks, is ratified and confirmed and shall remain in full force and effect, and each of the undersigned hereby acknowledges that it has no defense, offset or counterclaim with respect to the Guaranty or otherwise in connection with the Credit Agreement as amended by the First Amendment; and

     (c) agrees that all references to the "Credit Agreement" contained in the Guaranty and all other agreements, instruments and documents executed pursuant thereto by the undersigned shall be deemed references to the Credit Agreement, as amended by the First Amendment.

CHAMPION MOTOR COACH, INC.

By:  A. Jacqueline Dout
Its: Vice President

CHAMPION HOME BUILDERS CO.

By:  A. Jacqueline Dout
Its: Vice President

MODULINE INTERNATIONAL, INC.

By:  A. Jacqueline Dout
Its: Vice President

LAMPLIGHTER HOMES, INC.

By:  A. Jacqueline Dout
Its: Vice President

DUTCH HOUSING, INC.

By:  A. Jacqueline Dout
Its: Vice President

CHANDELEUR HOMES, INC.

By:  A. Jacqueline Dout
Its: Vice President

CREST RIDGE HOMES, INC.

By:  A. Jacqueline Dout
Its: Vice President

BUILDERS CREDIT CORPORATION

By:  A. Jacqueline Dout
Its: President

CHAMPION FINANCIAL CORPORATION

By:  A. Jacqueline Dout
Its: President